Resource Credit Income Fund (the “Fund”)

Supplement No. 3 dated June 22, 2020 to the

Prospectus dated January 15, 2020, as supplemented on April 17, 2020 and April 24, 2020

(the “Prospectus”)

Supplement No. 3 dated June 22, 2020 to the

Statement of Additional Information dated January 15, 2020,

as supplemented on April 24, 2020 and June 1, 2020

(the “Statement of Additional Information”)

Proposed Change in Adviser and Board of Trustees

The following is added to the Prospectus and Statement of Additional Information of the Fund:

On June 19, 2020, Resource America, Inc. (“RAI”) and Resource Alternative Advisor, LLC (the “Adviser” and, together with RAI, “Resource”) entered into a Purchase Agreement (the “Purchase Agreement”) with (i) Sierra Crest Investment Management LLC (“Sierra Crest”), an affiliate of Mount Logan Capital Inc. (“Mount Logan”) and BC Partners LLP (“BC Partners”), and (ii) Mount Logan, pursuant to which, among other things and subject to the receipt of approval from the Fund’s shareholders, Sierra Crest would become the investment adviser to the Fund pursuant to an advisory agreement between Sierra Crest and the Fund (the “Sierra Crest Advisory Agreement”) and the current members of the Fund’s Board of Trustees (the “Board”) would resign as trustees and be replaced by Ted Goldthorpe, Alexandra Duka, George Grunebaum and Robert Warshauer (collectively, the “Transaction”).

Sierra Crest is the external manager of Portman Ridge Finance Corporation, a non-diversified closed-end investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. Sierra Crest is an affiliate of BC Partners. BC Partners is a buyout firm with a 30-year history investing across Europe and North America and has approximately $25 billion in assets under management in private equity, private credit and real estate strategies. BC Partners operates a private equity investment platform, a credit investment platform (“BCP Credit”) and a real estate investment platform as fully integrated businesses. Sierra Crest’s investment activity takes place primarily within the BCP Credit platform. Integration with the broader BC Partners platform allows BCP Credit to leverage a team of investment professionals across its private equity platform including its operations team. In addition to Portman Ridge Finance Corporation, BCP Credit currently manages two private credit opportunity funds, along with several separate managed accounts focused on credit investments, and BC Partners Lending Corporation, a private business development company.

On June 17, 2020, at a meeting of the Board, the Board considered and unanimously approved, subject to approval by the Fund’s shareholders (see below), the Sierra Crest Advisory Agreement and the nomination of the new members of the Board. The Board also approved an interim management agreement between the Fund and Sierra Crest, such that Sierra Crest may manage the Fund on an interim basis in the event the Transaction is finalized before shareholders approve the Sierra Crest Advisory Agreement. The Fund’s advisory fee will not change as a result of the Transaction.

The Transaction is expected to close in the third or fourth quarter of 2020, but is subject to certain approvals and conditions to closing, including the approval of the Sierra Crest Advisory Agreement and the election of the new members of the Board by the Fund’s shareholders at special meetings of the Fund’s shareholders (each, a “Special Meeting”), which are expected to be held in the third or fourth quarter of 2020. If the Transaction closes, Sierra Crest will become the adviser to the Fund and the trustee nominees will replace the Fund’s current trustees. If shareholders do not approve the Sierra Crest Advisory Agreement and elect the trustee nominees, or if other conditions to the Transaction are not satisfied or waived, the Purchase Agreement will terminate and the Transaction will not occur.

No shareholder action is requested at this time. The foregoing is not an offer to sell, or a solicitation of an offer to buy, shares of the Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date for each Special Meeting will receive a proxy statement, which will contain important information about, among other things, Sierra Crest, the Transaction, the trustee nominees, and the Special Meetings. The proxy statement for each Special Meeting is expected to be mailed in the third quarter of 2020. The proxy statements will also be available for free on the Securities and Exchange Commission’s website (www.sec.gov).

Please note that all defined terms used but not otherwise defined in this Supplement have the meanings given to them in the Prospectus and Statement of Additional Information.

This Supplement and the Fund’s Prospectus and Statement of Additional Information provide relevant information for all shareholders and should be retained for future reference. The Fund’s Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. The Prospectus and Statement of Additional Information can be obtained without charge by calling toll-free (855) 747-9559.